UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2017 (March 11, 2017)

F.N.B. CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania

(State or other jurisdiction of incorporation)

001-31940	25-1255406
(Commission File Number)	(IRS Employer Identification No.)

One North Shore Center, 12 Federal Street Pittsburgh, Pennsylvania	15212
(Address of Principal Executive Offices)	(Zip Code)

(800) 555-5455

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On March 11, 2017, pursuant to the terms and conditions of the Agreement and Plan of Merger dated as of July 20, 2016 between F.N.B. Corporation (“F.N.B.”) and Yadkin Financial Corporation (“Yadkin”), F.N.B. completed its acquisition of Yadkin through the merger of Yadkin with and into F.N.B., with F.N.B. being the surviving corporation. On March 13, 2017, F.N.B. filed a Current Report on Form 8-K with the Securities and Exchange Commission to report the completion of the merger and other related matters. The purpose of this filing is to amend the Form 8-K filed on March 13, 2017 to include the information required by Item 9.01(a) and (b).

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The audited consolidated financial statements of Yadkin Financial Corporation as of December 31, 2016 and 2015 and for each of the three years ended December 31, 2016, 2015 and 2014, as well as the accompanying notes thereto and the related Report of the Independent Registered Public Accounting Firm, filed on Form 10-K, are filed as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial statements of F.N.B. Corporation as of and for the year ended December 31, 2016, giving effect to the merger between F.N.B. Corporation and Yadkin Financial Corporation, are filed as Exhibit 99.3 and incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Dixon Hughes Goodman LLP

99.2	Audited consolidated financial statements of Yadkin Financial Corporation as of December 31, 2016 and 2015 and for each of the three years ended December 31, 2016, 2015 and 2014, as well as the accompanying notes thereto and the related Report of the Independent Registered Public Accounting Firm (incorporated by reference to the Annual Report on Form 10-K filed by Yadkin Financial Corporation on March 1, 2017 (File No. 000-52099))

99.3	Unaudited pro forma condensed combined financial statements of F.N.B. Corporation as of and for the year ended December 31, 2016, giving effect to the merger between F.N.B. Corporation and Yadkin Financial Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION

By:	/s/ James G. Orie
James G. Orie
Chief Legal Officer

Date: May 26, 2017

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Dixon Hughes Goodman LLP

99.2	Audited consolidated financial statements of Yadkin Financial Corporation as of December 31, 2016 and 2015 and for each of the three years ended December 31, 2016, 2015 and 2014, as well as the accompanying notes thereto and the related Report of the Independent Registered Public Accounting Firm (incorporated by reference to the Annual Report on Form 10-K filed by Yadkin Financial Corporation on March 1, 2017 (File No. 000-52099))

99.3	Unaudited pro forma condensed combined financial statements of F.N.B. Corporation as of and for the year ended December 31, 2016, giving effect to the merger between F.N.B. Corporation and Yadkin Financial Corporation